UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 12, 2025
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2025, the Federal Home Loan Bank of Boston's (the “Bank's”) board of directors (the “Board”) elected Margaret McIsaac to fill a vacant, unexpired directorship with a term ending December 31, 2027. The Bank reported this election via Form 8-K filed with the Securities and Exchange Commission on December 15, 2025 (the “Original Form 8-K”).

At that time, the 2026 Board committee assignments (the “Committee Assignments”) had not been made. On January 27, 2026, the Board made the Committee Assignments. This Form 8-K/A amends the Original Form 8-K to disclose the Committee Assignments, which are set out below.

EXECUTIVE COMMITTEE

Chairman: Eric Chatman
Vice Chairman: John C. Witherspoon
Duncan Barnard
Caroline R. Carpenter
Thomas J. Curry
Antoinette C. Lazarus
Kevin D. Miller
William M. Parent
Robert Tourigny

AUDIT COMMITTEE

Chair: Duncan Barnard
Vice Chair: William M. Parent
Antoinette C. Lazarus
Kevin D. Miller
M. Susan Elliott

FINANCE COMMITTEE

Chair: Kevin D. Miller
Vice Chair: David J. Rotatori
Duncan Barnard
Michael A. Brown
Robert Tourigny
M. Susan Elliott

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Thomas J. Curry
Vice Chair: Antoinette C. Lazarus
Kevin D. Miller
Robert Tourigny
John C. Witherspoon
David J. Rotatori

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Robert Tourigny
Vice Chair: Caroline R. Carpenter
Gregg Tumeinski
Thomas J. Curry
M. Susan Elliott
Margaret McIsaac

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: Antoinette C. Lazarus
Vice Chair: Thomas J. Curry
William M. Parent
John C. Witherspoon
Caroline R. Carpenter

RISK COMMITTEE

Chair: Caroline R. Carpenter
Vice Chair: David J. Rotatori
Gregg Tumeinski
John C. Witherspoon
Michael A. Brown
Margaret McIsaac

TECHNOLOGY COMMITTEE

Chair: William M. Parent
Vice Chair: Michael A. Brown
Duncan Barnard
Margaret McIsaac
Gregg Tumeinski

The chair of the Board is an ex-officio member of all committees of the Board. However, the chair is not counted in determining the number of committee members necessary to constitute a quorum; but, if present, the chair is counted for purposes of establishing a quorum at any such committee meeting and is entitled to vote unless otherwise provided in a committee’s charter.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 29, 2026	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President, Chief Operating Officer and Chief Financial Officer